UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

NEUROCRINE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6027 Edgewood Bend Court
San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

(858) 617-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Neurocrine Biosciences, Inc., a Delaware corporation (the “Company”) on May 18, 2026 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report). This Amendment No. 1 is filed to (i) update the information in Item 9.01(a) of the Original Report to include the audited consolidated financial statements of Soleno (as defined in the Original Report) as of and for the year ended December 31, 2025 and to include the unaudited interim condensed consolidated financial statements of Soleno as of and for the three months ended March 31, 2026; and (ii) update the information in Item 9.01(b) of the Original Report to include the unaudited pro forma condensed combined financial information of the Company, consisting of the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2026 and the year ended December 31, 2025. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given to them in the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Soleno as of and for the year ended December 31, 2025, the related notes thereto, and the report of CBIZ CPAs P.C., Soleno’s independent registered public accounting firm, are incorporated herein by reference as Exhibit 99.1.

The unaudited interim condensed consolidated financial statements of Soleno as of and for the three months ended March 31, 2026 and the related notes thereto are incorporated herein by reference as Exhibit 99.2.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, consisting of the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2026 and the year ended December 31, 2025 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated April 5, 2026, by and among Neurocrine Biosciences, Inc., Sigma Merger Sub, Inc. and Soleno Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Neurocrine Biosciences, Inc. with the Securities and Exchange Commission on April 6, 2026).

10.1*	Credit Agreement, dated May 14, 2026, among Neurocrine Biosciences, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (previously filed with the Original Report).

23.1	Consent of CBIZ CPAs P.C.

23.2	Consent of Marcum LLP.

99.1	Audited Consolidated Financial Statements of Soleno Therapeutics, Inc. and its consolidated subsidiaries as of and for the year ended December 31, 2025, the related notes thereto and the report of CBIZ CPAs P.C. (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Soleno Therapeutics, Inc. for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 25, 2026 (File No. 001-36593)).

99.2	Unaudited Interim Condensed Consolidated Financial Statements of Soleno Therapeutics, Inc. and its consolidated subsidiaries as of and for the three months ended March 31, 2026 and the related notes thereto (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Soleno Therapeutics, Inc. for the quarter ended March 31, 2026, filed with the Securities and Exchange Commission on May 7, 2026 (File No. 001-36593)).

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Neurocrine Biosciences, Inc., consisting of the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2026 and the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, exhibits or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted annexes, exhibits and schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: July 31, 2026	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer